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                                                                    EXHIBIT 4(a)




                                      E-59

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                        FORM OF COMMON STOCK CERTIFICATE

                                     [Front]

Number                                                                    Shares
***                                                                         ***

INCORPORATED UNDER THE LAWS                             OF THE STATE OF DELAWARE

                              VIROLOGIX CORPORATION

COMMON STOCK 25,000,000  SHARES PAR VALUE $.0001 EACH

PREFERRED STOCK 10,0000 SHARES PAR VALUE $.01 (ONCE CENT EACH)

This Certifies that *********** is the owner of *********** full paid and non-assessable
                          SHARES OF THE COMMON STOCK OF VIROLOGIX CORPORATION,
transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon the surrender of this Certificate properly endorsed.

      The corporation will furnish without charge to each shareholder who so requests, the powers, designations, preferences and relative, participating optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and to be sealed with the Seal of the Corporation, this *** day of ***** A.D. 19**.

/s/ Joshua D. Schein             [Corporate Seal]           /s/ Joshua D. Schein
--------------------                                        --------------------
Secretary                                                              President


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                                     [Back]

For Value Received, ___ hereby sell, assign and transfer unto _________ __________ Shares represented by the written Certificate, and do hereby irrevocably constitute and appoint __________ Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

         Dated ______________ 19__
         In presence of
         ________________________   ______________________

                   THIS SPACE IS NOT TO BE COVERED IN ANY WAY


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